EXHIBIT 10.1

EXECUTION COPY

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of October 31, 2008, by and among the Borrowers party hereto, the Loan Guarantors party hereto (and together with the Borrowers, the “Loan Parties”), the Required Lenders party hereto, and THE CIT GROUP/BUSINESS CREDIT, INC., as Administrative Agent and Collateral Agent for the Lenders under the Credit Agreement described below (the “Administrative Agent”).

WHEREAS, The Parent Company, a Colorado corporation (“Parent”), BabyUniverse, Inc., a Colorado corporation (“BabyUniverse”), eToys Direct, Inc., a Colorado corporation (“eToys Direct”), PoshTots, Inc, a Colorado corporation (“PoshTots”), Dreamtime Baby, Inc., a Colorado corporation (“Dreamtime”), My Twinn, Inc., a Colorado corporation (“My Twinn”, and collectively with Parent, BabyUniverse, eToys Direct, PoshTots and Dreamtime, the “Borrowers”), the other Loan Parties from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent have entered into that certain Amended and Restated Credit Agreement dated as of October 12, 2007, as modified by that certain letter agreement dated as of December 14, 2007, as amended by that certain First Amendment to Amended and Restated Credit Agreement and Consent dated as of January 8, 2008, as amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of February 1, 2008, as amended by that certain Third Amendment to Amended and Restated Credit Agreement dated as of March 10, 2008 and as amended by that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of July 10, 2008 (as so modified and amended, and as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made, and, subject to the terms and conditions set forth therein, have agreed to continue to make, Loans (as defined in the Credit Agreement) to the Borrowers and certain other financial accommodations available to the Loan Parties; and

WHEREAS, the Loan Parties, the Administrative Agent and the Lenders desire to amend certain provisions of the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties agree that the Credit Agreement is hereby amended as follows:

1. Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, and in reliance on the representations, warranties and covenants of the Loan Parties set forth in Section 3 of this Amendment, the Credit Agreement is hereby amended as follows:

(a) Amendment to Section 1.01 of the Credit Agreement.

(i) Section 1.01 of the Credit Agreement is hereby amended by deleting the definitions of “Alternate Base Rate”, “Availability Block”, “Pledged Account Cash Balance”, “Revolving Commitment” and “Revolving Credit Maturity Date” in their entirety and substituting the following therefor:

“Alternate Base Rate” means, for any date with respect to any ABR Borrowing, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus  1/2 of 1% and (c) 5.00%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

“Availability Block” means (a) for the period commencing on the Fifth Amendment Date and continuing to and including November 23, 2008, $3,000,000, (b) for the period commencing on November 24, 2008 and continuing to and including November 30, 2008, $5,000,000, (c) for the period commencing on December 1, 2008 and continuing to and including December 7, 2008, $7,500,000 and (d) for the period commencing on December 8, 2008 and continuing at all times thereafter, $10,000,000.

“D. E. Shaw Lending Commitment Letter” means a written letter from D. E. Shaw Lending addressed to each of Parent and the Administrative Agent, in form and substance reasonably acceptable to the Administrative Agent, pursuant to which D. E. Shaw Lending irrevocably (a) confirms that the “Specified Outside Date” as such term is defined in Section 16 of the Limited Guaranty and Pledge Agreement has been extended from “April 3, 2009” to “April 3, 2010”, (b) commits to cause the balance of funds on deposit in the D. E. Shaw Lending Pledged Account and pledged to the Administrative Agent to remain at an amount equal to or greater than $15,000,000 until the “Termination Date” (as defined in the Limited Guaranty and Pledge Agreement), and (c) commits to cause the New Capital Infusion to be fully funded on or before January 31, 2009.”

“Pledged Account Cash Balance” means (a) at any time prior to the Revolving Maturity Date, the lesser of (i) the aggregate amount of cash on deposit in the D. E. Shaw Lending Pledged Account which has been pledged to the Administrative Agent, and (ii) $15,000,000, and (b) at any time on or after the Revolving Maturity Date, $0.

“Revolving Commitment” means, with respect to each Revolving Lender, the commitment of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Protective Advances hereunder, as such commitment may be (i) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.05 or (ii) reduced from time to time in accordance with Section 2.10. The initial amount of each Revolving Lender’s Revolving Commitment is set forth on the Commitment Schedule, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. The initial aggregate amount of the Revolving Lenders’ Revolving Commitments is $25,000,000.”

“Revolving Maturity Date” means the earlier of (i) December 31, 2008 (provided that (x) if the D. E. Shaw Lending Commitment Letter shall have been delivered by December 15, 2008, the Revolving Maturity Date shall be extended to January 31, 2009, and (y) if the D. E. Shaw Lending Commitment Letter shall have been delivered by December 15, 2008 and the New Capital Infusion shall have been fully funded by January 31, 2009, the Revolving Maturity Date shall be extended to December 31, 2009); and (ii) the date on which the Revolving Commitments are reduced to zero or otherwise terminated pursuant to the terms hereof.”

(ii) Section 1.01 of the Credit Agreement is hereby further amended by inserting the following new definitions therein in appropriate alphabetical order:

“Fifth Amendment” means the Fifth Amendment to Amended and Restated Credit Agreement dated as of the Fifth Amendment Date, among the Borrowers, the Loan Guarantors party thereto, the Lenders party thereto, and the Administrative Agent.

“Fifth Amendment Date” means October 31, 2008.

(b) Amendment to Section 2.07 of the Credit Agreement. Section 2.07 of the Credit Agreement is hereby amended by inserting the following therein as new Section 2.07(i) thereof:

“(i) No Further Letters of Credit. Notwithstanding anything herein to the contrary, from and at all times after the Fifth Amendment Date, the Borrowers shall not have any right to request, and the Administrative Agent and the Lenders shall not have any obligation to issue or cause to be issued, any Letters of Credit under this Agreement.”

(c) Amendment to Section 2.10 of the Credit Agreement. Section 2.10 of the Credit Agreement is hereby amended by inserting the following therein as new Section 2.10(d) thereof:

“(d) In addition to any mandatory reductions under Section 2.10(a) and any optional reductions under Section 2.10(b), the Revolving Commitments shall be automatically and permanently reduced on a pro rata basis at the close of business on each Revolving Commitment Reduction Date set forth below (each a “Revolving Commitment Reduction Date”) by the amount set forth below opposite such Revolving Commitment Reduction Date:

Revolving Commitment Reduction Date	Amount of Revolving Commitment Reduction	Aggregate Revolving Commitments After Giving Effect to Reduction
December 8, 2008	$5,000,000	$20,000,000
December 15, 2008	$5,000,000	$15,000,000
December 22, 2008	$5,000,000	$10,000,000

Notwithstanding anything to the contrary set forth herein, the Revolving Commitments shall be automatically reduced to $0 on December 31, 2008; provided that if the D. E. Shaw Lending Commitment Letter shall have been delivered by December 15, 2008, the Revolving Commitments shall remain at $10,000,000 from December 22, 2008 through January 31, 2009 and shall be automatically reduced on January 31, 2009 to $0, except that if the D. E Shaw Lending Commitment Letter shall have been delivered by December 15, 2008 and the New Capital Infusion shall have been fully funded by January 31, 2009, the Revolving Commitments shall remain at $10,000,000 from December 22, 2008 through December 31, 2009 and shall be automatically reduced on December 31, 2009 to $0.

If at any time after giving effect to any reduction of the Revolving Commitments as described in this Section 2.10(d), the Aggregate Revolving Exposure exceeds the Revolving Commitments as so reduced, the Borrowers shall immediately repay the Revolving Loans, and provide cash collateral for the Letter of Credit Obligations, to the extent required to eliminate such excess.”

(d) Amendment to Section 2.22 of the Credit Agreement. Section 2.22 of the Credit Agreement is hereby amended by deleting such Section 2.22 in its entirety and substituting the following therefor:

“SECTION 2.22. [INTENTIONALLY OMITTED].”

(e) Amendment to Section 6.12(a) of the Credit Agreement. Section 6.12(a) of the Credit Agreement is hereby amended by deleting such Section 6.12(a) in its entirety and substituting the following therefor:

“(a) [INTENTIONALLY OMITTED].”

3. No Default; Representations and Warranties, Etc. The Loan Parties hereby represent, warrant, confirm and covenant that (a) after giving effect to this Amendment, the representations and warranties of the Loan Parties contained in Article III of the Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the date hereof except (i) to the extent that any such representation or warranty specifically refers to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and (ii) that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects, subject to the materiality qualification contained therein; (b) after giving effect to this Amendment, the Loan Parties are in compliance with all of the terms and provisions set forth in the Credit Agreement and the other Loan Documents to be observed or performed thereunder and no Default or Event of Default has occurred and is continuing; (c) the execution, delivery and performance by the Loan Parties of this Amendment and all other documents, instruments and agreements executed and delivered in connection herewith or therewith, and the consummation of the transactions contemplated hereby (i) have been duly authorized by all necessary corporate or other applicable organizational action on the part of the Loan Parties, (ii) have not violated, conflicted with or resulted in a default under any applicable law or regulation, any term or provision of the organizational documents of any Loan Party or any term or provision of any material indenture, agreement or other instrument binding on any Loan Party or any of its assets and (iii) do not require any consent, waiver or approval of or by any Person which has not been obtained.

4. Ratification and Confirmation. The Loan Parties hereby ratify and confirm all of the terms and provisions of the Credit Agreement and the other Loan Documents and agree that, except as expressly amended hereby, all of such terms and provisions remain in full force and effect. Without limiting the generality of the foregoing, the Loan Parties hereby acknowledge and confirm that all obligations, liabilities and Indebtedness of the Loan Parties under the Credit Agreement, as amended hereby, constitute “Obligations” under and as defined in the Credit Agreement and are secured by and entitled to the benefits of the Collateral Documents and the other Loan Documents and the Loan Parties hereby ratify and confirm the grant of the liens and security interests in the Collateral (as defined in the Security Agreement) in favor of the Collateral Agent, for the benefit of the Lenders, pursuant to the Collateral Documents and the other Loan Documents as security for such Obligations. The Loan Guarantors hereby further acknowledge and confirm that all obligations, liabilities and Indebtedness of the Borrowers under the Credit Agreement, as amended hereby, constitute “Obligations” guarantied by and entitled to the benefits of the guaranties of the Loan Guarantors set forth in Article X of the Credit Agreement.

5. Conditions to this Amendment. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent:

(a) Counterparts of Amendment. The Administrative Agent shall have received from each party hereto either (a) a counterpart of this Amendment signed on behalf of such party or (b) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

(b) First Amendment to Limited Guaranty and Pledge Agreement. The Administrative Agent shall have received counterparts of the First Amendment to Limited Guaranty and Pledge Agreement (the “First Guaranty and Pledge Agreement Amendment”) duly executed by D.E. Shaw Laminar Lending, Inc., which First Guaranty and Pledge Agreement Amendment shall be in form and substance satisfactory to the Agent.

(c) Amendment Fee. The Administrative Agent, on behalf of the Lenders, shall have received an amendment fee in the amount of $25,000 from the Borrowers, which fee shall be for the ratable benefit of the Lenders and shall be nonrefundable and deemed to be fully earned upon the date hereof.

(d) Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel shall have reasonably requested.

6. Fees and Expenses. The Borrowers agree to pay all fees and other amounts due and payable to the Administrative Agent and Edwards Angell Palmer & Dodge LLP, special counsel to the Administrative Agent, incurred in connection with any of the Loan Documents, including this Amendment, and the transactions contemplated thereby including without limitation, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder.

7. Miscellaneous.

(a) Except as otherwise expressly set forth herein, nothing herein shall be deemed to constitute an amendment, modification or waiver of any of the provisions of the Credit Agreement or the other Loan Documents, all of which remain in full force and effect as of the date hereof and are hereby ratified and confirmed. The Loan Parties acknowledge and agree that nothing contained herein shall be deemed to entitle the Loan Parties to a consent to, or a waiver, amendment or modification of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances. This Amendment shall be deemed to be a Loan Document.

(b) This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.

(c) Whenever the terms or sections amended hereby shall be referred to in the Credit Agreement, Loan Documents or such other documents (whether directly or by incorporation into other defined terms), such defined terms shall be deemed to refer to those terms or sections as amended by this Amendment.

(d) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, AND SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS:

THE PARENT COMPANY

By:	/s/ Michael Wagner
	Name:	Michael Wagner
	Title:	CEO

BABYUNIVERSE, INC.

By:	/s/ Michael Wagner
	Name:	Michael Wagner
	Title:	CEO

eTOYS DIRECT, INC.

By:	/s/ Michael Wagner
	Name:	Michael Wagner
	Title:	CEO

POSHTOTS, INC.

By:	/s/ Michael Wagner
	Name:	Michael Wagner
	Title:	CEO

DREAMTIME BABY, INC.

By:	/s/ Michael Wagner
	Name:	Michael Wagner
	Title:	CEO

MY TWINN, INC.

By:	/s/ Michael Wagner
	Name:	Michael Wagner
	Title:	CEO

[Signature page to Fifth Amendment to Amended and Restated Credit Agreement]

LOAN GUARANTORS:

eTOYS DIRECT 1, LLC

By:	eTOYS DIRECT, INC.,

Its Managing Member

By:	/s/ Michel J. Wagner
	Name:	Michel J. Wagner
	Title:	Chief Executive Officer

eTOYS DIRECT 2, LLC

By:	eTOYS DIRECT, INC.,

Its Managing Member

By:	/s/ Michel J. Wagner
	Name:	Michel J. Wagner
	Title:	Chief Executive Officer

eTOYS DIRECT 3, LLC

By:	eTOYS DIRECT, INC.,

Its Managing Member

By:	/s/ Michel J. Wagner
	Name:	Michel J. Wagner
	Title:	Chief Executive Officer

GIFT ACQUISITION, L.L.C.

By:	eTOYS DIRECT, INC.,

Its Managing Member

By:	/s/ Michel J. Wagner
	Name:	Michel J. Wagner
	Title:	Chief Executive Officer

[Signature page to Fifth Amendment to Amended and Restated Credit Agreement]

ADMINISTRATIVE AGENT AND REQUIRED LENDER:

THE CIT GROUP/BUSINESS CREDIT, INC., individually, as Administrative Agent, Collateral Agent and Lender

By:	/s/ Frank Brown
	Name:	Frank Brown
	Title:	Senior Vice President

[Signature page to Fifth Amendment to Amended and Restated Credit Agreement]

RATIFICATION OF LIMITED GUARANTY AND PLEDGE AGREEMENT

Dated as of October 31, 2008

D.E. Shaw Laminar Lending, Inc. (the “Guarantor”) hereby (a) acknowledges and, to the extent such consent is required, consents to the Fifth Amendment to Amended and Restated Credit Agreement dated as of the date hereof among The Parent Company, a Colorado corporation (“Parent”), BabyUniverse, Inc., a Colorado corporation (“BabyUniverse”), eToys Direct, Inc., a Colorado corporation (“eToys Direct”), PoshTots, Inc, a Colorado corporation (“PoshTots”), Dreamtime Baby, Inc., a Colorado corporation (“Dreamtime”), My Twinn, Inc., a Colorado corporation (“My Twinn”, and collectively with Parent, BabyUniverse, eToys Direct, PoshTots and Dreamtime, the “Borrowers”), the other Loan Parties party thereto, the Lenders party thereto and The CIT Group/Business Credit, Inc., as Administrative Agent and Collateral Agent for the Lenders (the “Administrative Agent”), (b) ratifies and confirms the Limited Guaranty and Pledge Agreement dated as February 1, 2008 by the Guarantor in favor of the Administrative Agent, as amended by that certain First Amendment to Limited Guaranty and Pledge Agreement of even date herewith (the “Guaranty”), and ratifies and confirms all of its obligations and liabilities under the Guaranty and (c) agrees that the Guaranty and all of such obligations and liabilities remain in full force and effect.

[Signature Page to Follow]

IN WITNESS WHEREOF, the undersigned has executed this Ratification of Limited Guaranty and Pledge Agreement as an instrument under seal as of the day and year above first written.

D. E. SHAW LAMINAR LENDING, INC.

By:	/s/ Daniel Posner
	Name:	Daniel Posner
	Title:	Authorized Signatory

[Signature page to Ratification of Limited Guaranty and Pledge Agreement]